UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 1, 2004

Genaissance Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-30981	06-1338846
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Science Park New Haven, Connecticut		06511
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 773-1450

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Required FD Disclosure.

On April 1, 2004, Genaissance Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and Lark Technologies, Inc., a Delaware corporation (“Lark Technologies”), issued a joint press release, announcing the closing of the merger of the Company’s wholly owned subsidiary with and into Lark Technologies, with Lark Technologies continuing as the surviving corporation and as a wholly owned subsidiary of the Company.  A copy of the joint press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release of Genaissance Pharmaceuticals, Inc. and Lark Technologies, Inc. announcing consummation of the Merger, issued on April 1, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 1, 2004	GENAISSANCE PHARMACEUTICALS, INC.

	By:	/s/ Ben D. Kaplan
Ben D. Kaplan
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release of Genaissance Pharmaceuticals, Inc. and Lark Technologies, Inc. announcing consummation of the Merger, issued on April 1, 2004.